EXECUTION VERSION
OMNIBUS AMENDMENT

This OMNIBUS AMENDMENT (this “Amendment”), dated as of October 1, 2024, is the:
(i)    THIRD AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, among HARSCO RECEIVABLES LLC, as seller (the “Seller”), ENVIRI CORPORATION (F/K/A HARSCO CORPORATION), as initial servicer (in such capacity, the “Servicer”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrative agent (in such capacity, the “Administrative Agent”) and a purchaser; and
(ii)    THIRD AMENDMENT TO PURCHASE AND CONTRIBUTION AGREEMENT, among the Servicer, VARIOUS ENTITIES LISTED ON THE SIGNATURE PAGES HERETO AS ORIGINATORS (each an “Originator”; and collectively, the “Originators”), and HARSCO RECEIVABLES LLC, as buyer (in such capacity, the “Buyer”).
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.
BACKGROUND
A.The Seller, the Servicer, PNC and PNC Capital Markets LLC have entered into that certain Receivables Purchase Agreement, dated as of June 24, 2022 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”);
B.The Servicer, the Originators and the Buyer have entered into that certain Purchase and Contribution Agreement, dated as of June 24, 2022 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Purchase and Contribution Agreement” and together with the Receivables Purchase Agreement, the “Agreements”);
C.Concurrently herewith, Enviri Corporation (f/k/a Harsco Corporation) (“Enviri”), as the performance guarantor (in such capacity, the “Performance Guarantor”), is entering into that certain Amended and Restated Performance Guaranty, dated as of the date hereof, in favor of the Administrative Agent for the benefit of the Secured Parties (as may be amended, restated, supplemented or otherwise modified from time to time, the “Performance Guaranty”);
D.Concurrently herewith, the parties hereto are entering into an Amended and Restated Purchaser Fee Letter (the “Fee Letter”, and together with the Performance Guaranty, the “Related Agreements”), dated as of the date hereof; and
E.The parties hereto desire to amend the Agreements, in each case, as set forth herein.
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AMENDMENT
    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
1.Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended to incorporate the changes shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit A.
2.Amendments to the Purchase and Contribution Agreement. The Purchase and Contribution Agreement is hereby amended to incorporate the changes shown on the marked pages of the Purchase and Contribution Agreement attached hereto as Exhibit B.
3.Representations and Warranties of the Seller, Servicer, Originators and Buyer. The Seller, Servicer, each of the Originators, and the Buyer each hereby represent and warrant to each of the parties hereto as of the date hereof as follows:
(a)Representations and Warranties. Immediately after giving effect to this Amendment and the Assignment Agreement, each of the representations and warranties made by it under the applicable Agreements and each of the Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof (unless stated to relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).
(b)Enforceability. The execution and delivery by it of this Amendment and the Assignment Agreement, and the performance of its obligations under this Amendment and the Assignment Agreement, the applicable Agreements, as amended hereby, and the other Transaction Documents to which it is a party, are within its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment, the Assignment Agreement, the applicable Agreements, as amended hereby, and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) are its valid and legally binding obligations, enforceable in accordance with its respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(c)No Default. Immediately after giving effect to this Amendment, the Assignment Agreement and the transactions contemplated hereby and thereby, no Purchase and Contribution Termination Event, Unmatured Purchase and Contribution Termination Event, Event of Default or Unmatured Event of Default exists or shall exist.
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(d)No Capital Coverage Deficit. No Capital Coverage Amount Deficit exists or would exist after giving effect to this Amendment, the Assignment Agreement and the transactions contemplated hereby and thereby.
4.Entire Agreement. Except as otherwise amended hereby, all of the other terms and provisions of each Agreement are and shall remain in full force and effect and the Agreements, as amended and supplemented by this Amendment, is hereby ratified and confirmed by the parties hereto. After this Amendment becomes effective, (i) all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment and (ii) all references in the Purchase and Contribution Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Purchase and Contribution Agreement shall be deemed to be references to the Purchase and Contribution Agreement as amended by this Amendment. This Amendment contains the entire understanding of the parties with respect to the provisions of the Agreements amended and supplemented hereby and may not be modified except in writing signed by all parties. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of either Agreement other than as set forth herein.
5.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. The words “execution”, “executed”, “signed”, “signature”, and words of like import in this Amendment and the other Transaction Documents shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
6.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
7.Effectiveness. This Amendment shall become effective subject to the conditions precedent that the Administrative Agent shall have received the following (or waived the receipt thereof in writing):
(a)counterparts to this Amendment and the Related Agreements executed by each of the parties hereto and thereto; and
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(b)confirmation that the “Closing Fee” (as defined in and owing under the Fee Letter) has been paid in full.
8.Governing Law.
(a)THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF ADMINISTRATIVE AGENT OR ANY PURCHASER IN THE SOLD ASSETS OR SELLER COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).
(b)EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE SELLER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE SELLER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS CLAUSE SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER PURCHASER PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE SELLER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE SELLER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE SELLER AND THE SERVICER CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN SCHEDULE III OF THE RECEIVABLES PURCHASE AGREEMENT. NOTHING IN THIS CLAUSE SHALL
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AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER PURCHASER PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT.
9.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreements or any provision hereof or thereof.
[Signature pages follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HARSCO RECEIVABLES LLC, as the Seller and as the Buyer By: Name: Michael Kolinsky Title: Vice President

ENVIRI CORPORATION, as the Servicer, as an Originator and as the Performance Guarantor By: Name: Michael Kolinsky Title: Vice President - Treasurer, Tax and Real Estate

HARSCO CLEAN EARTH HOLDINGS, LLC, as an Originator

By:_______________________________________
Name:
Title:

21ST CENTURY ENVIRONMENTAL
MANAGEMENT OF NEVADA, LLC
21ST CENTURY ENVIRONMENTAL
MANAGEMENT, LLC OF RHODE ISLAND
ADVANCED REMEDIATION & DISPOSAL
TECHNOLOGIES OF DELAWARE, LLC
AERC ACQUISITION CORPORATION
ALLIED ENVIRONMENTAL GROUP, LLC
ALLWORTH, LLC
BURLINGTON ENVIRONMENTAL, LLC
CEHI ACQUISITION, LLC
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Omnibus Amendment (PNC/Harsco)

CEI HOLDING, LLC
CHEMICAL POLLUTION CONTROL OF
FLORIDA, LLC
CHEMICAL RECLAMATION SERVICES, LLC
CHEMICAL POLLUTION CONTROL, LLC OF
NEW YORK
CLEAN EARTH ENVIRONMENTAL
SERVICES, INC.
AES ASSET ACQUISITION CORPORATION
CLEAN EARTH ENVIRONMENTAL
SOLUTIONS, INC.
CLEAN EARTH, LLC
CLEAN EARTH HOLDINGS, LLC
CLEAN EARTH SPECIALTY WASTE
SOLUTIONS, INC.
CLEAN EARTH OF ALABAMA, INC.
CLEAN EARTH OF CARTERET, LLC
CLEAN EARTH DREDGING TECHNOLOGIES, LLC CLEAN EARTH OF GEORGIA, LLC
CLEAN EARTH OF GREATER WASHINGTON,
LLC
CLEAN EARTH OF MARYLAND, LLC
CLEAN EARTH OF NEW CASTLE, LLC
CLEAN EARTH OF NORTH JERSEY, INC.
CLEAN EARTH OF PHILADELPHIA, LLC
CLEAN EARTH OF SOUTHEAST PENNSYLVANIA, LLC
CLEAN EARTH OF SOUTHERN FLORIDA, LLC
CLEAN EARTH OF WILLIAMSPORT, LLC
CLEAN EARTH OF MICHIGAN, LLC
CLEAN ROCK PROPERTIES LTD.
ESOL TOPCO LLC
GENERAL ENVIRONMENTAL
MANAGEMENT OF RANCHO CORDOVA LLC
LUNTZ ACQUISITION (DELAWARE), LLC
NORTHLAND ENVIRONMENTAL, LLC
NORTRU, LLC
PHILIP RECLAMATION SERVICES,
HOUSTON, LLC
PSC ENVIRONMENTAL SERVICES LLC
PSC RECOVERY SYSTEMS, LLC
REAL PROPERTY ACQUISITION LLC
REPUBLIC ENVIRONMENTAL RECYCLING (NEW JERSEY), INC.
REPUBLIC ENVIRONMENTAL SYSTEMS
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Omnibus Amendment (PNC/Harsco)

(PENNSYLVANIA), LLC
REPUBLIC ENVIRONMENTAL SYSTEMS
(TRANSPORTATION GROUP), LLC
RHO-CHEM, LLC
SOLVENT RECOVERY, LLC
GARDNER ROAD OIL, LLC
CLEAN EARTH MOBILE SERVICES, LLC
CLEAN EARTH OF PUERTO RICO, LLC
ENVIRONMENTAL SOIL MANAGEMENT,
INC.
ENVIRONMENTAL SOIL MANAGEMENT OF NEW YORK, LIMITED LIABILITY COMPANY MKC ACQUISITION CORPORATION,
CLEAN EARTH CORPORATE SERVICES, LLC CLEAN EARTH GOVERNMENT SERVICES, LLC,
as Originators

By:_______________________________________
Name: Sarah Kowalczyk
Title: Secretary

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Omnibus Amendment (PNC/Harsco)

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: Name: Title: PNC BANK, NATIONAL ASSOCIATION, as a Purchaser By: Name: Title:
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Omnibus Amendment (PNC/Harsco)